                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported)      August 11, 1997
                                                  ............................


                           UNISOURCE WORLDWIDE, INC.
 ................................................................................
            (Exact name of registrant as specified in its charter)



          DELAWARE             File No. 1-14482           13-5369500
 ................................................................................
      (State or other            (Commission            (I.R.S. Employer
        jurisdiction             File Number)           Identification No.)
      of incorporation)




     P.O. Box 3000-0935, Berwyn, Pennsylvania                    19312
 ................................................................................
      (Address of principal executive offices)                 (Zip Code)


  Registrant's telephone number, including area code:     (610) 296-4470
                                                     ...........................



                 825 Duportail Road, Wayne, Pennsylvania  19087
 ................................................................................
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         ------------

         On August 11, 1997, the Registrant issued the attached press release.



Item 7.  Financial Statements and Exhibits.
         ---------------------------------

                (c)  Exhibits.
                     --------

                     (99) Press Release dated August 11, 1997.
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              UNISOURCE WORLDWIDE, INC.
                              (Registrant)



                              By: /s/ Hugh G. Moulton
                                 -------------------------------
                                      Hugh G. Moulton
                                      Executive Vice President and Chief
                                      Administrative Officer


Dated:  August 12, 1997
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                                 Exhibit Index
                                 -------------



     (99)  Press Release dated August 11, 1997.